UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

Mobivity Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3133 West Frye Road, # 215

Chandler, Arizona 85226

(Address of principal executive offices) (Zip Code)

(877) 282-7660

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 17, 2025, Mobivity Holdings Corp. (the “Company”) entered into a convertible promissory note purchase agreement (the “Agreement”) with four accredited investors, including Thomas B. Akin, a member of the Company’s Board of Directors (“Board”), and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s common stock, $0.001 par value (“Common Stock”), who each participated on the same terms as the other accredited investors (collectively, the “Investors”). Pursuant to the Agreement, the Company received $2.0 million in proceeds and issued unsecured convertible promissory notes (each a “Convertible Note” and collectively, the “Convertible Notes”) in the aggregate principal amount of $2.0 million. The Convertible Notes were issued as part of a convertible note offering authorized by the Company’s board of directors (the “Offering”) to raise up to $3.0 million from the issuance of Convertible Notes. Messrs. Akin and Terker invested $75,000 and $1.5 million, respectively, in the Offering. The Company will use the proceeds from the sale of the Convertible Notes to continue to ramp up growth of Connected Rewards and for working capital for general corporate purposes.

The Convertible Notes have a stated maturity date of December 30, 2027, bear interest at a simple rate equal to 15% per annum until conversion, and automatically convert into the same equity securities issued for cash in the Qualified Financing, or at the option of the Investors, into the same equity securities issued for cash in a Corporate Transaction, each as described below. Interest on the Convertible Notes will be accreted and added to the unpaid principal balance prior to conversion.

The Convertible Notes will convert into the same equity securities offered in the Qualified Financing (“Conversion Shares”), as described below, at a conversion price equal to the volume-weighted average price of the Common Stock quoted on the OTCQB® Venture Market operated by OTC Markets Group Inc. over the 90 trading days immediately preceding such date (the “Conversion Price”). Under the Convertible Note, a “Qualified Financing” means the first transaction or series of related transactions in which the Company (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership, (iii) on or before the maturity of the Convertible Notes and (iv) with gross proceeds to the Company of at least $ $4,500,000 (excluding the amount attributable to the conversion of the Convertible Notes).

In addition, in the event of a Corporate Transaction, as described below, the Investor may elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under the Convertible Notes or (ii) convert the Convertible Notes into shares of the Company’s Common Stock at the Conversion Price. A “Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets; (2) the consummation of a merger or consolidation of the Company with or into another entity, subject to certain customary exceptions; or (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company’s capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity).

The issuance and sale of the Convertible Notes and Conversion Shares (collectively, the “Securities”) has not been, and will not upon issuance be, registered under the Securities Act, and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, based on the following facts: each of the Investors has represented that it is an accredited investor as defined in Rule 501(a) promulgated under the Securities Act, that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws and that it has sufficient investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities to the Investors; and, the Securities will be issued as restricted securities.

The Company did not engage any underwriter or placement agent in connection with the Convertible Notes Offering.

The preceding description of the Agreement and Convertible Notes is qualified in its entirety by reference to the copies of the forms of Agreement and Convertible Note filed herewith as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Convertible Promissory Note Purchase Agreement
10.2	Form of Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobivity Holdings Corp.

Date: March 18, 2025	By:	/s/ Skye Fossey-Tomaske
Skye Fossey-Tomaske
Interim Chief Financial Officer